    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 1998


                                     REGISTRATION NO. 333-55857 AND 333-55857-01
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             AMERISTEEL CORPORATION
             (Exact name of Registrant as specified in its charter)

             FLORIDA                              3312                            59-0792436
 (State or other jurisdiction of           (Primary Standard                   (I.R.S. Employer
  incorporation or organization)       Industrial Classification)            Identification No.)

                              5100 W. LEMON STREET
                              TAMPA, FLORIDA 33609
                                 (813) 286-8383
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------

                   PHILLIP E. CASEY, CHIEF EXECUTIVE OFFICER
                             AMERISTEEL CORPORATION
                              5100 W. LEMON STREET
                              TAMPA, FLORIDA 33609
                                 (813) 286-8383
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            AMERISTEEL FINANCE, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                             8930                            52-2017595
 (State or other jurisdiction of           (Primary Standard                   (I.R.S. Employer
  incorporation or organization)       Industrial Classification)            Identification No.)

                            DELAWARE TRUST BUILDING
                               900 MARKET STREET
                                   SUITE 200
                           WILMINGTON, DELAWARE 19801
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                    TOM ROSE
                            DELAWARE TRUST BUILDING
                               900 MARKET STREET
                                   SUITE 200
                           WILMINGTON, DELAWARE 19801
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   COPIES TO:

                        ALBERT C. O'NEILL, JR., ESQUIRE
                        TRENAM, KEMKER, SCHARF, BARKIN,
                             FRYE, O'NEILL & MULLIS
                                 P.O. BOX 1102
                           TAMPA, FLORIDA 33601-1102
                                 (813) 223-7474
                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) of the Securities Act of 1933, as amended, check the following box and list the Securities Act registration number of the earlier registration statement for the same offering. [ ]
    If this form is a post-effective amendment filed pursuant to Rule 462(b) of the Securities Act, check the following box and list the Securities Act registration number of the earlier registration statement for the same offering. [ ]
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

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Florida Business Corporation Act, as amended (the "Florida Act"), provides that, in general, a business corporation may indemnify any person who is or was a party to any proceeding (other than an action by, or in the right of, the corporation) by reason of the fact that he or she is or was a director or officer of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof, provided certain standards are met, including that such officer or director acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and provided further that, with respect to any criminal action or proceeding, the officer or director had no reasonable cause to believe his or her conduct was unlawful. In the case of proceedings by or in the right of the corporation, the Florida Act provides that, in general, a corporation may indemnify any person who was or is a party to any such proceeding by reason of the fact that he or she is or was a director or officer of the corporation against expenses and amounts paid in settlement actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, provided that such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim as to which such person is adjudged liable unless a court of competent jurisdiction determines upon application that such person is fairly and reasonably entitled to indemnity. To the extent that any officers or directors are successful on the merits or otherwise in the defense of any of the proceedings described above, the Florida Act provides that the corporation is required to indemnify such officers or directors against expenses actually and reasonably incurred in connection therewith. However, the Florida Act further provides that, in general, indemnification or advancement of expenses shall not be made to or on behalf of any officer or director if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (i) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe it was unlawful; (ii) a transaction from which the director or officer derived an improper personal benefit; (iii) in the case of a director, a circumstance under which the director has voted for or assented to a distribution made in violation of the Florida Act or the corporation's articles of incorporation; or (iv) willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder. Under the terms of the Company's Articles of Incorporation and Bylaws, the Company may indemnify any director, officer or employee or any former director, officer or employee to the fullest extent permitted by law.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     Listed below are the exhibits which are filed as part of this registration statement (according to the number assigned to them in Item 601 of Regulation S-K).

EXHIBIT                                                                       EXHIBIT
NUMBER                          DESCRIPTION OF DOCUMENT                     FILE NUMBER
-------                         -----------------------                     -----------
 3.1*    --   Articles of Incorporation, as amended to date (incorporated by reference to Exhibit 3.1 to the Company's Registration
              Statement on Form S-1, as amended, Registration Statement
              No. 333-37679))
 3.2*    --   Amended and restated bylaws (incorporated by reference to
              Exhibit 3.2 to the Company's Registration Statement on Form
              S-1, as amended, (Registration Statement No. 333-37679))
 4.1*    --   Indenture, dated as of April 3, 1998, by and among the
              Company, State Street Bank and Trust Company relating to
              $130,000,000 of the Company's 8 3/4% Senior Notes Due 2008
 4.2*    --   Purchase Agreement, dated as of March 30, 1998, by and among the Company, Holdings, NationsBank Montgomery Securities,
              Inc. and UBS Securities LLC
 4.3*    --   Old Global Note Payable to CEDE & Co.
 4.4*    --   New Global Note Payable to CEDE & Co.
 5*      --   Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill &
              Mullis
10.1*    --   AmeriSteel Equity Ownership Plan (incorporated by reference to Exhibit 10 to the Company's Annual Report on Form 10-K
              for the fiscal year ended March 31, 1996)
10.2*    --   AmeriSteel Strategic Value Added Executive Short-Term
              Incentive Plan (incorporated by reference to Exhibit 10 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996)
10.3*    --   $140,000,000 Credit Agreement dated as of June 9, 1995 among the Company, certain financial institutions, The Bank of
              Tokyo, Ltd. and NationsBank of Florida, N.A., and The Bank
              of Tokyo, Ltd. as agent, as amended (incorporated by
              reference to Exhibit 10.3 to the Company's Registration
              Statement on Form S-1, as amended (Registration Statement
              No. 333-37679))
10.4*    --   $150,000,000 Amended and Restated Credit Agreement dated
              July 14, 1998 by and among the Company, NationsBank,
              National Association, The Bank of Tokyo-Mitsubishi, Ltd.,
              First Union National Bank and certain other lenders.
11*      --   Statement re computation of per share earnings
23.1*    --   Consent of Counsel to the Company (included in Exhibit 5)
23.2*    --   Consent of Arthur Andersen LLP
25.1     --   Statement of Eligibility of Trustee


---------------

* Previously filed

ITEM 22.  UNDERTAKINGS.

     (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on the 20th day of August, 1998.


                                          AmeriSteel Finance, Inc.

                                          By:          /s/ TOM ROSE
                                             -----------------------------------
                                                          Tom Rose
                                                          President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                    /s/ TOM ROSE                       President (Principal Executive  August 20, 1998
-----------------------------------------------------    Officer); Director
                      Tom Rose

                   /s/ GREG MOTES                      Vice President (Principal       August 20, 1998
-----------------------------------------------------    Financial Officer and
                     Greg Motes                          Principal Accounting
                                                         Officer); Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 20th day of August 1998.


                                          AmeriSteel Corporation

                                          By:      /s/ PHILLIP E. CASEY
                                             -----------------------------------
                                                      Phillip E. Casey
                                                    Chairman of the Board
                                                   Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                /s/ PHILLIP E. CASEY                   Chief Executive Officer,        August 20, 1998
-----------------------------------------------------    Chairman of the Board;
                  Phillip E. Casey                       Director (Principal
                                                         Executive Officer)

                /s/ KOICHI TAKASHIMA                   Director                        August 20, 1998
-----------------------------------------------------
                  Koichi Takashima

                /s/ AKIHIKO TAKASHIMA                  Director                        August 20, 1998
-----------------------------------------------------
                  Akihiko Takashima

              /s/ HIDEICHIRO TAKASHIMA                 Director                        August 20, 1998
-----------------------------------------------------
                Hideichiro Takashima

                /s/ RYUTARO YOSHIOKA                   Director                        August 20, 1998
-----------------------------------------------------
                  Ryutaro Yoshioka

                  /s/ SHUZO HIKITA                     Vice President, Engineering;    August 20, 1998
-----------------------------------------------------    Director
                    Shuzo Hikita

                 /s/ J. DONALD HANEY                   Vice President; Director        August 20, 1998
-----------------------------------------------------
                   J. Donald Haney

                  /s/ TOM J. LANDA                     Vice President; Chief           August 20, 1998
-----------------------------------------------------    Financial Officer and
                    Tom J. Landa                         Secretary (Principal
                                                         Financial Officer and
                                                         Principal Accounting
                                                         Officer); Director